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                                                                    EXHIBIT 99.5


                          TERRAPIN TECHNOLOGIES, INC.

                            1988 STOCK OPTION PLAN

           Adopted and Approved by the Stockholders December 8, 1988
              Adopted by the Board of Directors February 9, 1989
              Amended by the Board of Directors November 27, 1990
                 Approved by the Stockholders January 10, 1991
               Amended by the Board of Directors March 12, 1992
                   Approved by the Stockholders May 14, 1992
              Amended by the Board of Directors January 28, 1993
                  Approved by the Stockholders March 17, 1993
              Amended by the Board of Directors December 20, 1994
                  Approved by the Stockholders April 28, 1995


I.   Purposes Of The Plan.

     (a) This Stock Option Plan (the "Plan") is intended to promote the interests of Terrapin Technologies, Inc., a Delaware corporation (the "Company") by providing a method whereby (i) employees (including officers and directors) of the Company (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations), (ii) the non-employee members of the Company's Board of Directors (or any parent or subsidiary corporations) and (iii) consultants and independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to render services to the Company (or its parent or subsidiary corporations).

     (b) For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

          (i) Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (ii) Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.  Administration Of The Plan.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board, however, may at any time appoint a committee ("Committee") of three

                                       1.
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(3) or more members of the Board and delegate to such Committee one or more of the administrative powers allocated to the Board under the provisions of the Plan, including (without limitation) the power to grant options under the Plan and administer the option surrender and option acceleration provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     (b) The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plans shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option.

III.  Eligibility For Option Grants.

      (a) The persons eligible to receive option grants under the Plan are as follows:

           (i) employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Company (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Company (or its parent or subsidiary corporations);

          (ii) the non-employee members of the Board or the nonemployee members of the Board of Directors of any parent or subsidiary corporations; and

          (iii) those consultants or independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations).

     (b) The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.

IV.  Stock Subject To The Plan.

     (a) The stock issuable under the Plan shall be shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 4,950,000 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV(c) of the Plan.

                                       2.
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     (b)  Should an option be terminated for any reason prior to exercise or surrender in full (including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan), the shares subject to the portion of the option not so exercised or surrendered shall be available for subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section IX of the Plan and shares repurchased by the Company pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants under the Plan.

     (c) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the aggregate number of shares and classes of shares issuable under the Plan and (ii) the number of shares and price per share of the Common Stock subject to each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

V.   Terms And Conditions Of Options.

     Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not employees of the Company or its parent or subsidiary corporations may only be granted nonstatutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

     1.   Option Price.

          A. The option price per share shall be fixed by the Plan Administrator, but, subject to the provisions of Section V.1.B below, in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

          B. If any individual to whom an option is to be granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Shareholder), then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value of one share of Common Stock on the date of grant.

          C. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

               (i) full payment in cash or cash equivalents; or

                                       3.
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               (ii)  full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below) in an amount equal to the option price; or

               (iii) a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the option price.

     For purposes of this subparagraph C, the Exercise Date shall be the first date on which the Company shall have received both written notice of the exercise of the option and payment of the option price for the purchased shares.

          D. The fair market value of a share of Common Stock on any relevant date under subparagraph A, 8 or C above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

               (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

               (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, which may include one or more independent professional appraisals.

     2. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option shall have a term in excess of ten (10) years from the grant date and provided, further, however, that no such option granted to a 10% Shareholder

                                       4.
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shall have a term in excess of five (5) years from the grant date. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

     3.   Effect of Termination of Employment.

          A. Should an optionee cease to be an Employee of the Company for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding non-statutory options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to Section XI below) remain exercisable for more than a twelve (12) month period (or such shorter period determined by the Plan Administrator and specified in the instrument evidencing the grant) following the date of such cessation of Employee status; provided, however, that under no circumstances shall such options be exercisable after the specified expiration date of the option term. Each such option shall, during such twelve (12) month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of such cessation of Employee status. Upon the expiration of such twelve (12) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

          B. An Incentive Option shall terminate three (3) months after termination of the optionee's Employee status with the Company, unless (i) such termination is due to such person's death or permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised by the optionee (or by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution) at any time within twelve (12) months following such termination of Employee status; or (ii) the option by its terms specifies that it shall terminate sooner than three (3) months after termination of the optionee's Employee status. This subparagraph 3(B) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's Employee status.

          C. Any option granted to an optionee under the Plan and exercisable in whole or in part on the date of the optionee's death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's death, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution, provided, and only if such exercise occurs prior to the earlier of (i) the first anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be exercisable.

          D. If (i) the optionee's status as an Employee is terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or (ii) the optionee makes or attempts to make any unauthorized use or disclosure of confidential

                                       5.
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information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options granted the optionee under the Plan shall terminate and cease to be exercisable 30 days after such termination of Employee status or such unauthorized use or disclosure of confidential or secret information or attempt thereat.

          E. For purposes of the foregoing provisions of this Section V.3 (and all other provisions of the Plan), the optionee shall be deemed to be an "Employee" of the Company for so long as the optionee remaining in the employ of the Company or one or more of its parent or subsidiary corporations.

          F. If the option is to be granted to an individual who is not an Employee of the Company, then the option agreement evidencing the granted option shall include provisions comparable to subparagraphs V.3.A, C and D above, with respect to the optionee's termination of service with the Company or its parent or subsidiary corporations.

     4. Shareholder Rights. An optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price.

     5. Right of First Refusal. The Plan Administrator may in its discretion establish as a term and condition of one or more options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued upon the exercise of such options. Any such right of first refusal shall be exercisable by the Company (or its assignees) in accordance with the terms and conditions set forth in the instrument evidencing such right.

VI.  Incentive Options.

     The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

     (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

     (b) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under the Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                       6.
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     Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

VII.  Corporate Transactions.

      (a) In the event of any of the following transactions (a "Corporate Transaction"):

           (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation, or

           (ii) any reverse merger in which the Company is the surviving entity but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law, (1) the surviving or acquiring entity shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (2) the options outstanding under the Plan shall continue in full force and effect. In the event the surviving or acquiring entity refuses to assume or continue such options, or to substitute similar options for those outstanding under the Plan, then, such options shall be terminated if not exercised prior to the consummation of the Corporate Transaction. In the event of a dissolution or liquidation of the Company, any options outstanding under the Plan shall terminate if not exercised prior to such event.

      (b) If the Company is the surviving entity in any merger or other business combination, then each option which remains outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable, in consummation of such merger or business combination, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such option shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under the Plan following the consummation of such merger or business combination.

      (c) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VIII.  Cancellation And New Grant Of Options.

      The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of fair market value (one hundred percent (100%) of fair market

                                       7.
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value in the case of an Incentive Option or, in the case of a 10% Shareholder, not less than one hundred and ten percent (110%) of fair market value) on the new grant date.

IX.  Surrender Of Options For Cash Or Stock.

     (a) Provided, and only if the Plan Administrator determines in its discretion to implement stock appreciation right provisions of this Section IX, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Company equal in amount to the excess of (i) the fair market value (at date of surrender) of the number of shares in which the optionee is at the time vested under the surrendered option or portion thereof over (ii) the aggregate option price payable for such vested shares.

     (b) No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this
Section IX may be made in shares of Common Stock valued at fair market value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     (c) If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the date of surrender and may exercise such rights at any time prior to the later of (i) the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten (10) years (or five (5) years in the case of a 10% Shareholder) after the date of the option grant.

     (d) Notwithstanding the foregoing provisions of this Section IX, should twenty-five percent (25%) or more of the Company's outstanding voting stock be acquired, at a time when one or more classes of the Company's equity securities are registered under Section 12(g) of the Securities Exchange Act of 1934 (as amended), pursuant to a tender or exchange offer (I) which is made by a person or group of related persons other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company and (II) which the Board does not recommend the Company's shareholders to accept, then each officer or director who is at the time subject to the short-swing profit restrictions of the Federal securities laws shall have the right (exercisable for a period not to exceed thirty (30) days) to surrender any or all options held by such individual under this Plan, to the extent such options are at the time exercisable for vested shares, and receive in exchange therefor an appreciation distribution equal in an amount to the excess of (i) the fair market value (on the date of surrender) of the number of shares in which the optionee is at the time vested under the surrendered option or portion thereof over (ii) the aggregate option price payable for such vested shares. For purposes of this Section IX(d), the fair market value per share of the vested Common Stock subject to the surrendered option shall be deemed to be equal to the greater of (a) the value per share on the date of surrender, as determined in accordance with the valuation provisions of Section V.l.D., or, if applicable, (b) the highest reported price per share paid in effecting the tender or exchange offer. However, if the surrendered option is an Incentive Option, then the fair market value of the

                                       8.
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vested shares subject to the surrendered option shall not exceed the value per share determined under clause (a). The approval of the Board shall not be required for such surrender, and the distribution to which such individual shall become entitled upon such surrender shall be made entirely in cash.

X.  Loans Or Guarantee Of Loans.

     The Plan Administrator may assist any optionee (including any officer or director) in the exercise of one or more options granted to such optionee under the Plan by (a) authorizing the extension of a loan to such optionee from the Company, (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years or (c) authorizing a guarantee by the Company of a third party loan to the optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion. Loans, installment payments and guarantees may be granted without security or collateral (other than to optionees who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) that portion of the aggregate option price in the excess of the amount determined to be capital pursuant to
Section 154 of the Delaware Corporation Law, plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.

XI.  Extension Of Exercise Period.

     The Plan Administrator shall have full power and authority, exercisable in its sole discretion to extend, either at any time while the option is granted or at the time while the option remains outstanding, the period of time for which the option is to remain exercisable following the optionee's termination of Employee status (the "Exercise Period") from the twelve (12) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term; and provided, that in accordance with Section 422 of the Internal Revenue Code, the Exercise Period with respect to an Incentive Option shall not be extended beyond three (3) months after the date of termination, unless such termination is due to (i) a permanent and total disability, in which case the Exercise Period may be up to one (1) year, or (ii) death, in which case the Exercise Period may be up to eighteen (18) months.

XII.  Amendment Of The Plan.

     The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan; and provided, further, that the Board shall not, without the approval of the stockholders of the Company (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section IV(c), (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) otherwise materially increase the benefits accruing to participants under the Plan.

                                       9.

XIII.  Effective Date And Term Of Plan.

     (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the stockholders of the Company. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

     (b) Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) the expiration of the ten (10) year period measured from the date of the Board's adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

     (c) Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one year thereafter such amendment is approved by the stockholders of the Company and (ii) each option granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

XIV.  Use Of Proceeds.

     Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

XV.  Regulatory Approvals.

     The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

XVI.  Financial Reports.

     The Company shall deliver its financial statements annually to each individual holding an outstanding option under the Plan, or any stockholder who acquired shares under this Plan.

                                      10.

                              IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                                  TELIK, INC.
                                  -----------
                            STOCK OPTION AGREEMENT
                            ----------------------

          AGREEMENT made as of "grantdate", by and between Telik, Inc., a Delaware corporation (hereinafter called "Company"), and "fname" "Lname" (hereinafter called "Optionee").

                                  WITNESSETH:
                                  ----------

RECITALS
--------

          A. The Board of Directors of the Company has adopted the Company's 1988 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected employees (including officers and directors), who contribute to the financial success of the Company or its parent or subsidiary corporations. This option is granted under the Plan.

          B. Optionee is an employee of the Company or its parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

          C. The granted option is intended to be an Incentive Stock Option ("Incentive Option") within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code").

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   Grant of Option. Subject to and upon the terms and conditions set
               ---------------
forth in this Agreement and in the Plan, there is hereby granted to Optionee, as of "grantdate" (the "Grant Date"), a stock option to purchase up to "wordsnumbrshrs" ("numbershres") shares of the Company's Common Stock (the "Optioned Shares") from time to time during the option term at the option price of "expricewrds" ("exprice") per share (the "Option Price").

          2.   Option Term. This option shall have a maximum term of ten (10)
               -----------
years measured from the Grant Date and shall accordingly expire at the close of business on "expirdate" (the "Expiration Date"), unless sooner terminated in accordance with paragraph 5, 7(a), or 20.

          3.   Option Nontransferable; Exception.  This option shall be neither
               ---------------------------------
transferable nor assignable by Optionee other than by will or by the laws of descent and distribution and may be exercised, during Optionee's lifetime, only by Optionee.

          4.   Dates of Exercise. Optionee shall have no right to purchase any
               -----------------
Optioned Shares prior to the expiration of the twelve (12)-month period measured from "veststdate" (the "Vesting Commencement Date") of this option. Thereafter Optionee may, within the specified term of this option and pursuant to the provisions of this Agreement, purchase the Optioned Shares in accordance with the following schedule:

               (i) Twenty Percent (25%) of the Optioned Shares at any time after the expiration of twelve (12) months measured from the Vesting Commencement Date ("vestst12 months").

                                      1.

               (ii) The balance of the Optioned Shares in a series of thirty six (36) consecutive monthly installments, at a rate of 1/48 of the Optioned Shares, with the first such installment to become exercisable upon the expiration of the thirteenth (13th) calendar month from the Vesting Commencement Date.

          5.   Accelerated Termination of Option Term. The option term specified
               --------------------------------------
in paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

               (i) Except as otherwise provided in subparagraphs (ii), (iii) or (iv) below, should Optionee cease to be a Employee at any time during the option term, then the Optionee shall have up to a three (3) month period commencing with the date of such cessation of Employee status, in which to exercise this option for any or all of the Optioned Shares for which this option is, in accordance with paragraph 4, exercisable at the time of such cessation of Employee status, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3) month period or (if earlier), upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (ii) Should Optionee die while this option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this option provided and only if such exercise occurs prior to the earlier of (A) the expiration of the twelve (12) month period measured from the date of Optionee's death or (B) the Expiration Date. During such period of limited exercisability, this option may be exercised for any or all of the Optioned Shares for which this option is, in accordance with paragraph 4, exercisable at the time of the Optionee's cessation of Employee status. Upon the expiration of such twelve (12) month period or (if earlier), upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (iii)  Should Optionee become permanently disabled, as defined in
Section 22(e)(3) of the Code, and cease by reason thereof to be a Employee at any time during the option term, then the Optionee shall have a period of twelve
(12) months (commencing with the date of such cessation of Employee status) in which to exercise this option for any or all of the Optioned Shares for which this option is, in accordance with paragraph 4, exercisable at the time of such cessation of Employee status; provided, however, that in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such limited period of exercisability or (if earlier), upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (iv) Should the Optionee's status as an Employee be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or should the Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Company or any parent or subsidiary corporation, then in any such event this option shall terminate and cease to be exercisable thirty (30) days after such termination of Employee status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

               (v) For purposes of this paragraph 5 and for all other purposes under this Agreement, the Optionee shall be deemed to be a Employee and to continue in the Company's employ for so long as the Optionee remains in the employ of the Company or one or more of its parent or subsidiary corporations. In applying the provisions of this Agreement, a corporation shall be considered to be a subsidiary corporation of the Company if it is a member of an unbroken chain of corporations beginning with the Company, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation shall be considered to be a parent corporation of the Company if it is a member of an unbroken chain ending with the Company, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation shall be considered to be a parent corporation of the Company if it is a member of an unbroken chain ending with the Company, provided each such corporation in the chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                      2.

          6.   Adjustment in Optioned Shares.
               -----------------------------

          (a) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to
(i) the total number of Optioned Shares subject to this option, (ii) the number of Optioned Shares for which this option may be exercised on each relevant date under paragraph 4 and (iii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          (b) If the Company is the surviving entity in any merger or other business combination, then this option, if outstanding under the Plan immediately after such merger or other business combination, shall be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee in respect of shares held by the Optionee pursuant to this option in the consummation of such merger or business combination if the option were exercised immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

          7.   Special Termination of Option.
               -----------------------------

          (a) In the event of one or more of the following transactions (a "Corporate Transaction"):

               (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation, or

               (ii) any reverse merger in which the Company is the surviving entity but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law, the exercisability of this option shall automatically be accelerated so that such option shall, during the five (5) business day period immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the Optioned Shares and may be exercised for all or any portion of such shares; provided, however, that the exercisability of the accelerated option as an incentive stock option under the federal tax laws shall remain subject to the applicable limitations of paragraph 23. No such acceleration of this option, however, shall occur if and to the extent this option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of such comparability shall be made by the Plan Administrator and its determination shall be final, binding and conclusive. This option, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof.

          (b) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          8.   Privilege of Stock Ownership. The holder of this option shall not
               ----------------------------
have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the Option Price.

          9.   Manner of Exercising Option.
               ---------------------------

          (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

               (i) Execute and deliver to the Secretary of the Company a stock purchase agreement in the form attached to this Agreement (the "Purchase Agreement");

                                      3.

               (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                      (A)  Full payment, in cash or cash equivalents; or

                      (B) Full payment in shares of Common Stock of the Company held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date (as such terms are defined below) in an amount equal to the Option Price; or

                      (C) Full payment in a combination of shares of Common Stock of the Company held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the Option Price; or

                      (D) Any other form which the Plan Administrator may, in its discretion, approve at the time of exercise in accordance with the provisions of paragraph 18 of this Agreement; and

               (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

               (iv) Execute whatever documents are reasonably deemed necessary by the Board of Directors of the Company in order for the Company and the Optionee to comply with the then current laws and regulations regarding the issue of securities by the Company.

          (b) For purposes of paragraph 9(a) above, the Fair Market Value of a share of Common Stock shall be determined in accordance with subparagraphs (i) through (iii) below, and the Exercise Date shall be the first date on which there shall have been delivered to the Company both (I) the executed Purchase Agreement and (II) the payment of the Option Price for the purchased shares.

               (i) If the Common Stock is not on the Exercise Date listed or admitted to trading on any stock exchange, but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and lowest asked prices (or if such information is available, the closing selling price) of one share of Common Stock on the Exercise Date in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the Exercise Date, then the mean between the highest bid and the lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

               (ii) If the Common Stock is on the Exercise Date listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price of one share of Common Stock on the Exercise Date on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the Exercise Date, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is on the Exercise Date neither listed or admitted to trading on any stock exchange nor traded in the over-the-counter market, then the Fair Market Value shall be determined by the Board of Directors of the Company after taking into account such factors as they shall deem appropriate.

          (c) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Purchase Agreement at such time as the executed Purchase Agreement for such shares shall have been delivered to the Company. Payment of the Option Price shall immediately become due and shall accompany the Purchase Agreement. As soon thereafter as practical, the Company shall mail or deliver to

                                      4.

Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

          (d) In no event may this option be exercised for any fractional shares.

          10.  RIGHTS OF FIRST REFUSAL. THE OPTIONEE HEREBY AGREES THAT ALL
               -----------------------
OPTIONED SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE "PURCHASE AGREEMENT," A COPY OF WHICH IS ATTACHED TO THIS AGREEMENT.

          11.  Compliance with Laws and Regulations.
               ------------------------------------

          (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

          (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

          (c) Optionee understands that, when issued, with regard to the purchased shares:

               (i)   Exemption from Registration. The purchased shares will not
                     ---------------------------
     have been registered under the Securities Act of 1933, as amended (the "1933 Act") and will be issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under compensatory benefit plans.

               (ii)  Restricted Securities. Optionee will confirm that Optionee
                     ---------------------
has been informed that the purchased shares are restricted securities under the 1933 Act and may not be resold or transferred unless the purchased shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee will acknowledge that Optionee is prepared to hold the purchased shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the purchased shares from the registration requirements of the 1933 Act. Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the purchased shares may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation nor was Optionee an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market maker sale requirement for purchased shares held for less than three (3) years following payment in cash of the Option Price therefor) will be applicable to the sale. Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Optionee may, provided he/she is neither at the time an affiliate of the Corporation nor was an affiliate during the preceding three (3) months, sell the purchased shares (without registration) pursuant to paragraph (k) of Rule 144 after the purchased shares have been held for a period of three (3) years following the payment in cash of the Option Price for such shares.

          (d)  Restrictive Legends. In order to reflect the restrictions on
               -------------------
disposition of the purchased shares, the stock certificates for the purchased shares will be endorsed with restrictive legends, including one or both of the following legends:

                                      5.

               (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

               (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

          (e)  Receipt of Commissioner Rules. Optionee will receive a copy of
               -----------------------------
Section 260.141.11 of the Rules of the California Corporations Commissioner upon the grant of this option, a copy of which is attached to this Agreement.

          12.  Successors and Assigns. Except to the extent otherwise provided
               ----------------------
in paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

          13.  Liability of Company.
               --------------------

          (a) If the Optioned Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

          (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

          14.  No Employment Contract. Nothing in this Agreement shall confer
               ----------------------
upon the Optionee any right to continue in the employ of the Company (or any parent or subsidiary corporation of the Company employing Optionee) for any period of time or interfere with or restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Employee status of Optionee at any time for any reason whatsoever, with or without cause.

          15.  Notices. Any notice required to be given or delivered to the
               -------
Company under the terms of this Agreement shall be in writing and addressed to the Company in care of it's Secretary, at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          16.  Withholding. Optionee hereby agrees to make appropriate
               -----------
arrangements with the Company or subsidiary corporation employing Optionee (if any) for the satisfaction of any federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to the exercise of this option.

          17.  Loans or Guarantees.  The Plan Administrator may, in its absolute
               -------------------
discretion and without any obligation to do so, assist the Optionee in the exercise of this option by (i) authorizing the extension of a loan to the Optionee from the Company, (ii) permitting the Optionee to pay the Option Price for the purchased Common Stock in installments over a period of years, or (iii) authorizing a guarantee by the Company of a third

                                      6.

party loan to the Optionee. The terms of any loan, installment method of payment or guarantee (including the interest rate, the collateral requirements and terms of repayments) shall be established by the Plan Administrator in its sole discretion.

          18.  Construction. This Agreement and the option evidenced hereby are
               ------------
made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator of the Company with respect to any question or issue arising under this Agreement shall be conclusive and binding upon all persons having an interest in this option.

          19.  Governing Law. The interpretation, performance, and enforcement
               -------------
of this Agreement shall be governed by the laws of the State of California.

          20.  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          21.  Loss of Favorable Tax Treatment.
               -------------------------------

          (a) This option shall cease to qualify for favorable tax treatment as an incentive stock option under the federal tax laws if (and to the extent) this option is exercised for one or more Optioned Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or permanent disability (as defined in paragraph 5) or (ii) more than one (1) year after the date and the Optionee dies or ceases to be an Employee by reason of permanent disability.

          (b) Except to the extent the exercisability of this option is otherwise to be accelerated upon a Corporate Transaction in accordance with paragraph 7, this option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Company's Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Company's Common Stock for which this option or one or more other post-1986 Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or its parent or subsidiary corporations) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this paragraph 23(b) would not be contravened.

          (c) Should the exercisability of this option be accelerated upon a Corporate Transaction in accordance with paragraph 7, then this option shall qualify for favorable tax treatment as an incentive stock option under the federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Company's Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Company's Common Stock for which this option or one or more other post-1986 Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or subsidiary corporations) first become exercisable during the same calendar year, exceed $100,000 in the aggregate.

          (d) To the extent this option should fail to qualify as an incentive option under the federal tax laws, the Optionee will recognize compensation income in connection with the acquisition of one or more Optioned Shares hereunder, and the Optionee must make appropriate arrangements for the satisfaction of all federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to such compensation income.

                                      7.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

Telik, Inc.

By:    ____________________________________      _____________________________
Title: Chairman and Chief Executive Officer      Date


       ____________________________________
       ((fname)) ((Lname))

Address: ((address))

          ((citystzip))

                                      8.

                                                          RIGHT OF FIRST REFUSAL
                                                          ----------------------

                           STOCK PURCHASE AGREEMENT
                           ------------------------

     This Agreement is made as of this _______ day of __________________ , 19____, by and among Terrapin Technologies, Inc. a Delaware corporation ("Corporation"), ______________, the holder of a stock option under the Corporation's 1988 Stock Option Plan ("Optionee"), and (not applicable), the optionee's spouse.

I.   EXERCISE OF OPTION
     ------------------

          1.1  Exercise.  Optionee hereby purchases ____________ shares of
               --------
Common Stock of the Corporation ("Purchased Shares") pursuant to that certain option ("Option") granted Optionee on July 5, 1995, ("Grant Date") under the Corporation's 1988 Stock Option Plan ("Plan") to purchase up to _________ shares of the Corporation's Common Stock at an option price of _____ per share ("Option Price").

          1.2  Payment.  Concurrently with the delivery of this Agreement to
               -------
the Secretary of the Corporation, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option ("Option Agreement") and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

II.  SECURITIES LAW COMPLIANCE
     -------------------------

          2.1  Exemption from Registration.  The Purchased Shares have not been
               ---------------------------
registered under the Securities Act of 1933, as amended (the "1933 Act") and are being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby acknowledges receipt of a copy of the documentation for such Plan.

          2.2  Restricted Securities.  Optionee hereby confirms that Optionee
               ---------------------
has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act. Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act 1934, as amended (the "Exchange Act"), the Purchased Shares may be sold (without registration) pursuant to the applicable requirements of Rule 144. If optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market maker sale requirement for Purchased Shares held for less than three (3) years following payment in cash of the Option Price therefor) will be applicable to the sale. Should the Corporation not become subject to the reporting requirements of the Exchange Act, then optionee may, provided he/she is neither at the time an affiliate of the Corporation nor was such an affiliate during the preceding three (3) months, sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of three (3) years following the payment in cash of the Option Price for such shares.

          2.3  Disposition of Shares.  Optionee hereby agrees that Optionee
               ---------------------
shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph 3.1) unless and until:

                                  pg. 1 of 10

          (a) Optionee shall have notified the Corporation of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

          (b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares; and

          (c) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

          (d) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares Pursuant to the provisions of the Commissioner Rules identified in paragraph 2.5.

     The Corporation shall not be required (i) to transfer on its books any
                           ---
Purchased Shares which have been sold or transferred in violation of the provisions of this Article II nor (ii) to treat as the owner of the Purchased
                              ---
Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          2.4  Restrictive Legends.  In order to reflect the restrictions on
               -------------------
disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or both of the following legends:

               (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a `no action' letter of the Securities and Exchange Commission with respect to such sale offer, or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale offer."

               (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

          2.5  Receipt of Commissioner Rules.  Optionee hereby acknowledges
               -----------------------------
receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit A to this Agreement.

          2.6  Shareholder Rights.  Until such time as the Corporation actually
               ------------------
exercises its repurchase rights under this Agreement, Optionee (or any successor in interest) shall have all rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Article III.

III. TRANSFER RESTRICTIONS
     ---------------------

          3.1  Restriction on Transfer.  Optionee shall not transfer, assign,
               -----------------------
encumber or otherwise dispose of any of the Purchased Shares in contravention of the Corporation's First Refusal Right under Article IV. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares made to the Optionee's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee's spouse or issue; provided and only if the Optionee obtains the
                            --------------------
Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to the Optionee's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.


                                  pg. 2 of 10

          3.2  Transferee Obligations.  Each person (other than the
               ----------------------
Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 3.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Corporation's First Refusal Right granted hereunder, and (ii) the market stand-off provisions of paragraph 4.8, to the same extent such shares would be so subject if retained by the Optionee.

          3.3  Definition of Owner.  For purposes of Article IV of this
               -------------------
Agreement, the term "Owner" shall include the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 3.1.

IV.  RIGHT OF FIRST REFUSAL
     ----------------------

          4.1  Grant.  The Corporation is hereby granted the right of first
               -----
refusal ("First Refusal Right"), exercisable in connection with any proposed sale or other transfer of the Purchased Shares. For purposes of this Article IV, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 3.1.

          4.2  Notice of Intended Disposition.  In the event the Owner desires
               ------------------------------
to accept a bona fide third-party offer for any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called, solely for the purposes of this Article IV, the "Target Shares"), Owner shall promptly (i) deliver to the Secretary of the Corporation written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third-party offeror would not be in contravention of the representations made by Optionee in Article II of this Agreement.

          4.3  Exercise of Right.  The Corporation (or its assignees) shall,
               -----------------
for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Owner prior to the expiration of the twenty-five
(25) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than five (5) business days after the delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Corporation's Common Stock.

          Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten
(10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Corporation (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Corporation. The closing shall then be held on the later of (i) the fifth business day following the delivery of the
               -----
Exercise Notice, or (ii) the fifth business day after such cash valuation shall have been made.

          4.4  Non-Exercise of Right.  In the event the Exercise Notice is not
               ---------------------
given to Owner within twenty-five (25) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be
        --------
effected in contravention of the provisions of Article II of this Agreement. The third-party purchaser shall acquire the Target Shares free and clear of

                                  pg. 3 of 10
all the terms and provisions of this Agreement (including the Corporation's First Refusal Right hereunder). In the event Owner does not sell or otherwise dispose of the Target Shares within the specified thirty (30) day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 4.7.

          4.5  Partial Exercise of Right.  In the event the Corporation (or its
               -------------------------
assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

               (i) sale or other disposition of all the Target Shares to a third-party purchaser in compliance with the requirements of paragraph 4.4, as if the Corporation did not exercise the First Refusal right hereunder; or

               (ii) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 4.3.

     Failure of Owner to deliver timely notification to the Corporation under this paragraph 4.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

          4.6  Recapitalization/Corporate Transaction.
               --------------------------------------

          (a) In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

          (b) In the event of any of the following transactions (a "Corporate Transaction"):

               (i) a merger or acquisition in which the Corporation is not the surviving entity,

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation or

               (iii) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, then the Corporation's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right.

          4.7  Lapse.  The First Refusal Right under this Article IV shall
               -----
lapse and cease to have effect upon the earliest of (i) the first date on which
                                        --------
shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Corporation's Board of Directors that a public market exists for the outstanding shares of the Corporation's Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Corporation's Common Stock in the aggregate of at least $5,000,000. However, the market stand-off provisions of paragraph
4.8 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

                                  pg. 4 of 10

          4.8  Market Stand-Off.
               ----------------

          (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sales of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however,
                                                             --------
that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 4.8 shall remain in effect for the two-year period immediately following the effective date of the Corporation's initial public offering and shall thereafter terminate and cease to have any force or effect.

          (b) Owner shall be subject to the market stand-off provisions of this paragraph 4.8 provided and only if the officers and directors of the Corporation
              --------------------
are also subject to similar arrangements.

          (c) In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock effected without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph 4.8, to the same extent the Purchased Shares are at such time covered by such provisions.

          (d) In order to enforce the limitations of this paragraph 4.8, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

V.   MARITAL DISSOLUTION OR LEGAL SEPARATION
     ---------------------------------------

          5.1  Grant.  In connection with the dissolution of the Optionee's
               -----
marriage or the legal separation of the Optionee and the Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right "), exercisable at any time during the thirty (30)-day period following the Corporation's receipt of the required Dissolution Notice under paragraph 5.2, to purchase from the Optionee's spouse, in accordance with the provisions of paragraph 5.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

          5.2  Notice of Decree or Agreement.  The optionee shall promptly
               -----------------------------
provide the Secretary of the Corporation with written notice ("Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Optionee and the Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

          5.3  Exercise of Special Purchase Right.  The Special Purchase Right
               ----------------------------------
shall be exercisable by written notice ("Purchase Notice") delivered to the Optionee and the Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased, the date the purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Purchased Shares. The Optionee (or the Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Secretary of the Corporation the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates, pay to the Optionee's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

                                  pg. 5 of 10

          If the Optionee's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and The Optionee's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided,
                                                                   --------
however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

          5.4  Lapse.  The Special Purchase Right under this Article V shall
               -----
lapse and cease to have effect upon the earlier of (i) the first date on which
                                        -------
the First Refusal Right under Article IV lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 5.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

VI.  GENERAL PROVISIONS
     ------------------

          6.1  Assignment.  The Corporation may assign its First Refusal Right
               ----------
under Article IV and/or its Special Purchase Right under Article V to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

          6.2  Definitions.  For purposes of this Agreement, the following
               -----------
provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

               (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          6.3  No Employment or Service Contract.  Nothing in this Agreement
               ---------------------------------
or in the Plan shall confer upon the Optionee any right to continue in the service of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining optionee) for any period of time or interfere with or restrict in any way the rights of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Service Provider status of Optionee at any time for any reason whatsoever, with or without cause. For purposes of this Agreement, the Optionee shall be deemed to be a Service Provider to the Corporation for so long as the Optionee renders periodic services to the corporation or one or more of its parent or subsidiary corporations, whether as an employee, non-employee member of the board of directors, or an independent non-employee consultant.

          6.4  Notices.  Any notice required in connection with (i) the
               -------
Special Purchase Right or the First Refusal Right or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 6.4 to all other parties to this Agreement.

                                  pg. 6 of 10

          6.5  No Waiver.  The failure of the Corporation (or its assignees)
               ---------
in any instance to exercise the First Refusal Right granted under Article IV or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right granted under Article V, shall not constitute a waiver of any other rights of first refusal or purchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Optionee or the Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          6.6  Cancellation of Shares.  If the Corporation (or its assignees)
               ----------------------
shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          6.7  Legend.  All certificates representing the Purchased Shares
               ------
shall be endorsed with the following legend:

          "THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF A WRITTEN AGREEMENT, DATED _______________, 19____, BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN RIGHTS OF FIRST REFUSAL TO THE CORPORATION (OR ITS ASSIGNEES) UPON THE SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES. THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

VII. MISCELLANEOUS PROVISIONS
     ------------------------

          7.1  Optionee Undertaking.  Optionee hereby agrees to take whatever
               --------------------
additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

          7.2  Agreement is Entire Contract.  This Agreement constitutes the
               ----------------------------
entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the express terms and provisions of the Plan.

          7.3  Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

          7.4  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          7.5  Successors and Assigns.  The provisions of this Agreement shall
               ----------------------
inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such

                                  pg. 7 of 10
person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

          7.6  Power of Attorney.  Optionee's spouse hereby appoints Optionee
               -----------------
his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit , to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                              Terrapin Technologies, Inc.

                              By ____________________________________

                        Title:   ____________________________________

                                 ____________________________________
                                 Optionee

                        Address: 300 Third Street, #1101
                                 San Francisco, CA 94107-1213

     The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (specifically) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.

                                 (Not Applicable)
                                 ------------------------------------
                                 Optionee's Spouse

                        Address: ____________________________________

                                 ____________________________________

                                  pg. 8 of 10

                                                                       Exhibit A

                              STATE OF CALIFORNIA
                              -------------------
                         CALIFORNIA ADMINISTRATIVE CODE
                         ------------------------------
         TITLE 10. Investment - Chapter 3. Commissioner of Corporations

260.141.11:  RESTRICTION ON TRANSFER.  (a)  The issuer of any security upon
----------   -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

     (A)  to the issuer;
     (B) pursuant to the order or process of any court;
     (C) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;
     (D) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;
     (E) to holders of securities of the same class of the same issuer;
     (F) by way of gift or donation inter vivos or on death;
     (G) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;
     (H) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;
     (I) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;
     (J) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
     (K) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;
     (L) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;
     (M) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;
     (N) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or
     (O) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule,
         (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;
     (P) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;
     (Q) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

                                  pg. 9 of 10

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                 pg. 10 of 10

                            IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.


                          TERRAPIN TECHNOLOGIES, INC.
                          ---------------------------
                            STOCK OPTION AGREEMENT
                            ----------------------

          AGREEMENT made as of _________________, by and between Terrapin Technologies, Inc., a Delaware corporation (hereinafter called "Company"), and ____________________ (hereinafter called "Optionee").

                                  WITNESSETH:
                                  ----------

RECITALS
--------

          A. The Board of Directors of the Company has adopted the Company's 1988 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected key employees (including officers and directors), non-employee members of the Board of Directors, and consultants and independent contractors who contribute to the financial success of the Company or its subsidiary corporations. This Option is granted under the Plan.

          B. Optionee is an individual who is to render valuable services to the Company or its subsidiary corporations.

          C. The granted option is intended to be a non-qualified stock option which does not satisfy the requirements of Section 422 of the Internal Revenue
           ---
Code, as amended (the "Code").

          NOW, THEREFORE, it is hereby agreed as follows:

          1.  Grant of Option.  Subject to and upon the terms and conditions set
              ---------------
forth in this Agreement and in the Plan, there is hereby granted to Optionee, as of __________ (the "Grant Date"), a stock option to purchase up to __________________ (______) shares of the Company's Common Stock (the "Optioned Shares") from time to time during the option term at the option price of ____________ (____) per share (the "Option Price").

          2.  Option Term.  This option shall have a maximum term of ten (10)
              -----------
years measured from the Grant Date and shall accordingly expire at the close of business on ________________ (the "Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 7(a) of this Agreement.

          3.  Option Nontransferable; Exception.  This option shall be
              ---------------------------------
transferable only by Optionee to an immediate member of Optionee's family, or only by Optionee to a non-profit institution that currently employees the Optionee. With the exceptions provided in the preceding sentence, this option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution. Unless this option is transferred pursuant to the first sentence of this paragraph, this option may be exercised, during Optionee's lifetime, only by Optionee.

                                      1.

          4.  Dates of Exercise.  Optionee may, within the specified of this
              -----------------
option and pursuant to the provisions of this Agreement, purchase the Optioned Shares in accordance with the following schedule:

              (i) Twenty Percent (20%) of the Optioned Shares at any time after the Grant Date.

              (ii) The balance of the Optioned Shares in a series of sixty (60) consecutive monthly installments, each equal to 1.3333 percent of the Optioned Shares, with the first such installment to become exercisable one month from the Grant Date, and each installment exercisable on the same day of each subsequent month.

              Within the limitations provided in this Paragraph 4, Optionee may, on any two occasions in each calendar year during the term of this option, purchase any or all of the Optioned Shares for which this Option is at the time exercisable.

          5.  Accelerated Termination of Option Term.  The option term specified
              --------------------------------------
in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should one of the following provisions become applicable:

              (i)   Except as otherwise provided in subparagraphs (ii), (iii) or
(iv) below, should Optionee cease to be a Service Provider at any time during the option term, then the Optionee shall have up to a three (3) month period commencing with the date of such cessation of Service Provider status in which to exercise this option for any or all of the Optioned Shares for which this option is, in accordance with Paragraph 4, exercisable at the time of such cessation of Service Provider status, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3) month period or, if earlier, upon the Expiration Date, this option shall terminate and cease to be outstanding.

              (ii) Should Optionee die while this option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution or pursuant to this Stock Option Agreement shall have the right to exercise this option provided and only if such
                                                       --------------------
exercise occurs prior to the earlier of (A) the expiration of the twelve (12)
                             -------
month period measured from the date of Optionee's death or (B) the Expiration Date. During such period of limited exercisability, this option may be exercised for any or all of the Optioned Shares for which this option is, in accordance with Paragraph 4, exercisable at the time of the Optionee's cessation of Service Provider status. Upon the expiration of such twelve (12) month period or, if earlier, upon the Expiration Date, this option shall terminate and cease to be outstanding.

              (iii) Should Optionee become permanently disabled, as defined in
Section 22(e)(3) of the Code, and cease by reason thereof to be a Service Provider at any time during the option term, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service Provider status) in which to exercise this option for any or all of the Optioned Shares for which this option is, in accordance with Paragraph 4, exercisable at the time of such cessation of Service Provider status; provided,
                                                                      --------
however, that in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such limited period of exercisability or, if earlier, upon the Expiration Date, this option shall terminate and cease to be outstanding.

                                      2.

              (iv) Should the Optionee's status as a Service Provider be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement or any unauthorized disclosure or use of confidential information or trade secrets) or should the Optionee make or attempt to make any unauthorized use or disclosure of the confidential information or trade secrets of the Company or any subsidiary corporation, then in any such event this option shall terminate and cease to be exercisable thirty
(30) days after such termination of Service Provider status or such unauthorized disclosure or use of confidential or secret information or attempt or threat.

              (v) For purposes of this Paragraph 5 and for all other purposes under this Agreement, the Optionee shall be deemed to be a Service Provider for so long as the Optionee continues to render periodic services as an employee of the Company or any subsidiary corporation, a member of the Board of Directors of the Company, or any subsidiary corporation or as an independent contractor or consultant to one or more of such entities. In applying the provisions of this Agreement, a corporation shall be considered to be a subsidiary corporation of the Company if it is a member of an unbroken chain of corporations beginning with the Company, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          6.  Change in Control of Company.  Notwithstanding the terms of
              -----------------------------
Paragraph 5 hereof to the contrary, in the event the termination of Optionee's status as a Service Provider is caused by the request of a funding source of the Company, and is not for cause, then the option to purchase the Optioned Shares shall be deemed immediately vested and shall be exercisable at any time prior to the Expiration Date. This special provision shall be subject to the special termination of option described in Paragraph 8 of this Agreement

          7.  Adjustment in Optioned Shares.
              -----------------------------

          (a) In the event any change is made to the Common Stock by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option, (ii) the number of Optioned Shares for which this option may be exercised on each relevant date under paragraph 4 and (iii) the Option Price payable per share, in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          (b) If the Company is the surviving entity in any merger or other business combination, then this option, if outstanding under the Plan immediately after such merger or other business combination, shall be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee in respect of shares held by the Optionee pursuant to this option in the consummation of such merger or business combination if the option were exercised immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

          8.  Special Termination of Option.
              -----------------------------

          (a) In the event of one or more of the following transactions (a "Corporate Transaction"):

              (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation, or

                                      3.

              (ii) Any reverse merger in which the Company is the surviving entity but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law, the exercisability of this option shall automatically be accelerated so that such option shall, during the five (5) business day period immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the Optioned Shares and may be exercised for all or any portion of such shares; provided, however, that the exercisability of the accelerated option as an
--------
incentive stock option under the federal tax laws shall remain subject to the applicable limitations. This option, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof.

          (b) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          9.  Privilege of Stock Ownership.  The holder of this option shall not
              ----------------------------
have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the Option Price.

          10. Manner of Exercising Option.
              ---------------------------

          (a) In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

              (i) Notify the Secretary of the Company, in accordance with Paragraph 16 of this Agreement, of Optionee's desire to purchase Optioned Shares.

              (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                    (A) full payment, in cash or cash equivalents; or

                    (B) full payment in shares of Common Stock of the Company held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date (as such terms are defined below) in an amount equal to the Option Price; or

                    (C) full payment in a combination of shares of Common Stock of the Company held by the Optionee for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at Fair Market Value on the Exercise Date and cash or cash equivalents, equal in the aggregate to the Option Price; or

                    (D) any other form which the Board of Directors of the Company may, in its discretion, approve at the time of exercise in accordance with the provisions of paragraph 16 of this Agreement;

                                      4.

              (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

              (iv) Execute whatever documents are reasonably deemed necessary by the Board of Directors of the Company in order for the Company and the Optionee to comply with the then current laws and regulations regarding the issue of securities by the Company. Optionee must also execute the Stock Purchase Agreement in the form attached to this Agreement.

          (b) For purposes of this Paragraph 10, the Fair Market Value of a share of Common Stock shall be determined in accordance with subparagraphs (i) through (iii) below, and the Exercise Date shall be the first date on which there shall have been delivered to the Company both (I) the notice of Optionee's desire to exercise and (II) the payment of the Option Price for the purchased shares.

              (i) If the Common Stock is not on the Exercise Date listed or admitted to trading on any stock exchange, but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and lowest asked prices (or if such information is available, the closing selling price) of one share of Common Stock on the Exercise Date in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the Exercise Date, then the mean between the highest bid and the lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

              (ii) If the Common Stock is on the Exercise Date listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price of one share of Common Stock on the Exercise Date on the stock exchange determined by the Board of Directors of the Company to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the Exercise Date, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

              (iii) If the Common Stock is on the Exercise Date neither listed or admitted to trading on any stock exchange nor traded in the over-the-counter market, then the Fair Market Value shall be determined by the Board of Directors of the Company after taking into account such factors as they shall deem appropriate.

          (c) This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the notice of Optionee's desire to purchase Optioned Shares at such time as said notice shall have been received by the Company. Payment of the Option Price shall immediately become due and shall accompany the notice. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

          (d) In no event may this option be exercised for less than one hundred shares or any fractional shares.

          11. RIGHTS OF FIRST REFUSAL.  THE OPTIONEE HEREBY AGREES THAT ALL
              -----------------------
OPTIONED SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE COMPANY AND ITS ASSIGNS TO REPURCHASE SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE "PURCHASE AGREEMENT," A COPY OF WHICH IS ATTACHED TO THIS AGREEMENT.

                                      5.

          12. Compliance with Laws and Regulations.
              ------------------------------------

          (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

          (b) In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

          (c) Optionee understands that, when issued, with regard to the purchased shares:

              (i)   Exemption from Registration. The purchased shares will not
                    ---------------------------
have registered under the Securities Act of 1933, as amended (the "1933 Act") and will be issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission for stock issuances under compensatory benefit plans.

              (ii)  Restricted Securities. Optionee will confirm that Optionee
                    ---------------------
has been informed that the purchased shares are restricted securities under the 1933 Act and may not be resold or transferred unless the purchased shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee will acknowledge that Optionee is prepared to hold the purchased shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the purchased shares from the registration requirements of the 1933 Act. Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the purchased shares may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation nor was Optionee an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market maker sale requirement for purchased shares held for less than three (3) years following payment in cash of the Option Price therefor) will be applicable to the sale. Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Optionee may, provided he/she is neither at the time an affiliate of the Corporation nor was an affiliate during the preceding three (3) months, sell the purchased shares (without registration) pursuant to paragraph (k) of Rule 144 after the purchased shares have been held for a period of three (3) years following the payment in cash of the Option Price for such shares.

          (d) Restrictive Legends.  In order to reflect the restrictions on
              -------------------
disposition of the purchased shares, the stock certificates for the purchased shares will be endorsed with restrictive legends, including one or both of the following legends:

              (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

                                      6.

              (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

          (e) Receipt of Commissioner Rules.  Optionee will receive a copy of
              -----------------------------
Section 260.141.11 of the Rules of the California Corporations Commissioner upon the grant of this option, a copy of which is attached to this Agreement.

          13. Successors and Assigns.  Except to the extent otherwise provided
              ----------------------
in paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

          14. Liability of Company.  The inability of the Company to obtain
              --------------------
approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

          15. No Employment or Service Contract.  Nothing in this Agreement
              ---------------------------------
shall confer upon the Optionee any right to continue in the employ of the Company (or any subsidiary corporation of the Company employing or retaining Optionee) for any period of time or interfere with or restrict in any way the rights of the Company (or any subsidiary corporation of the Company employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Service Provider status of Optionee at any time for any reason whatsoever, with or without cause.

          16. Notices.  Any notice required to be given or delivered to the
              -------
Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Company's President, with a copy to the Company's Secretary, at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

          17. Withholding.  Optionee hereby agrees to make appropriate
              -----------
arrangements with the Company or subsidiary corporation employing Optionee (if any) for the satisfaction of any federal, state or local income tax withholding requirements and federal social security employee tax requirements applicable to the exercise of this option.

          18. Construction. All decisions of the Board of Directors of the
              ------------
Company with respect to any question or issue arising under this Agreement shall be conclusive and binding upon all persons having an interest in this option.

          19. Governing Law.  The interpretation, performance, and enforcement
              -------------
of this Agreement shall be governed by the laws of the State of California.

          20. Counterparts.  This Agreement may be executed in counterparts,
              ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      7.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and Optionee has also executed this Agreement, all as of the day and year indicated above.


Terrapin Technologies, Inc.



By:       _______________________________

Title:    _______________________________



Optionee: _______________________________
           Signature

Address:  _______________________________
          _______________________________


Tax I.D.  _______________________________


                                      8.